EFFECTIVE AUGUST 23RD, 2004


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date  of  report  (Date  of  earliest  event  reported):   August  30, 2004


                            The Leather Factory, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                          1-12368               75-2543540
    (State or Other                     (Commission           (IRS Employer
Jurisdiction of Incorporation)          File Number)        Identification No.)


 3847  East  Loop  820  South,  Fort  Worth,  Texas               76119
   (Address  of  Principal  Executive  Offices)                 (Zip Code)

                                 (817) 496-4414
                   (Registrant's Telephone Number, Including Area Code)

  _____________________________________________________________________________
     (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01  OTHER  EVENTS

(a) The Registrant is furnishing the press release attached as Exhibit 8.1 announcing the extension of the odd-lot purchase program until September 29, 2004. This press release was issued on August 30, 2004.

(b) Wray Thompson and his wife have sold 500,000 shares of the Registrant's common stock to Nery Capital Partners, LP, an investment fund affiliated with Michael A. Nery, a member of Registrant's board of directors. Mr. Thompson is the Registrant's Chairman of the Board and Chief Executive Officer. The price per share was $3.50. The transaction was exempt from the registration requirements of the Securities Act of 1933 as a private sale.

After completion of this transaction, Mr. and Mrs. Thompson are beneficial owners of 1,718,170 shares of the Registrant's common stock, which is 16.27% of the Registrant's outstanding common stock. The total number of shares held by Mr. and Mrs. Thompson includes 84,083 shares held in Mr. Thompson's account in the Registrant's employee stock ownership plan.

The  Registrant  is  furnishing  the  press  release  attached  as  Exhibit  8.2 announcing this transaction. This press release was issued on September 7, 2004.


ITEM  9.01  FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     The  Company  is  filing  the  following  exhibits:

8.1 Press release titled "The Leather Factory, Inc. Announces Extension of Odd-Lot Purchase Program"

8.2 Press release titled "Leather Factory Announces Private Transaction between CEO and Institutional Investor"


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE  LEATHER  FACTORY,  INC.


Date:  September  7,  2004      By:  /s/  Wray  Thompson
                                     Wray  Thompson,  Chairman  of  the  Board
                                     and  Chief  Executive  Officer

EXHIBIT  8.1

            FOR IMMEDIATE RELEASE                    August 30, 2004

    THE LEATHER FACTORY, INC. ANNOUNCES EXTENSION OF ODD-LOT PURCHASE PROGRAM

FORT WORTH, TEXAS - The Leather Factory, Inc. (AMEX: TLF) announced today that it has extended its voluntary odd-lot program to all shareowners holding fewer than 100 TLF shares until Wednesday, September 29, 2004. The voluntary odd-lot program was scheduled to expire on Monday, August 30, 2004 but is being extended to allow additional TLF shareowners with fewer than 100 shares to sell their holdings in TLF.

This announcement is neither an offer to purchase nor a solicitation of an offer to sell or purchase TLF shares. The odd lot program materials (including an Acceptance Card and a Questions and Answers section) contain important information that should be read carefully before any decision is made with respect to the offer.

The odd lot program materials may be obtained free of charge by contacting InvestorCom, Inc., the information agent for the odd lot offer, at 800-503-3375.

The Leather Factory, Inc., (http://www.leatherfactory.com), headquartered in Fort Worth, Texas, is a specialty retailer and wholesale distributor of a broad product line including leather, leatherworking tools, buckles and adornments for belts, leather dyes and finishes, shoe repair supplies, saddle and tack hardware, and do-it-yourself kits, and is a manufacturer and distributor of fancy hat trims, leather lacing and kits. The Company distributes its products as The Leather Factory through its warehouse distribution centers and as Tandy Leather Company through its retail stores (http://www.tandyleather.com). Its common stock trades on the American Stock Exchange with the symbol "TLF".

Contact: John Glenn Grau, InvestorCom, Inc.           (212) 668-0800
         Wray  Thompson, The Leather Factory, Inc.    (817) 496-4414
         Shannon L. Greene, The Leather Factory, Inc. sgreene@leatherfactory.com

This news release may contain forward-looking statements. All forward-looking statements made here or in other news releases issued by The Leather Factory Inc. (TLF) are based on current expectations as of the date of the release. These forward-looking statements involve risks and uncertainties that could cause the results of The Leather Factory Inc. to differ materially from management's current expectations. Many of these risks and uncertainties are detailed from time to time in TLF's reports filed with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and the most recent quarterly report on Form 10-Q. Investors are reminded that past performance may not be predictive of future results.

Exhibit  8.2


           FOR IMMEDIATE RELEASE                    September 7, 2004

    LEATHER FACTORY ANNOUNCES PRIVATE TRANSACTION BETWEEN CEO AND INSTITUTIONAL
                                    INVESTOR

FORT WORTH, TEXAS - The Leather Factory, Inc. (AMEX: TLF) today announced that its Chairman and CEO, Wray Thompson, and his wife have completed a private sale of 500,000 shares of Leather Factory common stock at $3.50 per share to Nery Capital Partners, L.P., an investment fund based in Asheville, N.C. Nery Capital already holds 500,000 shares acquired in a similar transaction with Mr. and Mrs. Thompson in September 2003. Nery Capital will hold all 1,000,000 shares as restricted securities subject to the resale limitations in SEC Rule
144. Mike Nery, manager of the fund, has been a member of the company's board of directors since December 2003. Mr. Thompson indicated that this transaction furthers his personal estate planning goals while expanding the company's institutional stockholder base.

Mr. Thompson commented, "Nery Capital's investment philosophy complements the company's management style. The Leather Factory is committed to continuing to expand its institutional stockholder base, and I am pleased that Nery Capital's investment in our company continues to grow."

Mr. Nery commented, "The Leather Factory is a solid business with excellent prospects for growth that is run by people whom I like and trust. Unlike many front-page CEO's, Wray and Ron truly want to make money with their stockholders -- not off of them. I am thrilled to have this opportunity to increase our fund's investment with them."

The Leather Factory, Inc., (http://www.leatherfactory.com), headquartered in Fort Worth, Texas, is an international marketer and wholesale distributor of a broad product line including leather, leatherworking tools, buckles and adornments for belts, leather dyes and finishes, shoe repair supplies, saddle and tack hardware, and do-it-yourself kits, and is a manufacturer and distributor of fancy hat trims, leather lacing and kits. The Company distributes its products through sales and distribution units located throughout the U.S. and Canada and through its subsidiary, Tandy Leather Company, via retail stores and the Internet (http://www.tandyleather.com). Its common stock trades on the American Stock Exchange with the symbol "TLF".

Contact: Wray Thompson, The Leather Factory, Inc.     (817) 496-4414
         Shannon L. Greene, The Leather Factory, Inc. sgreene@leatherfactory.com

This news release may contain forward-looking statements. All forward-looking statements made here or in other news releases issued by The Leather Factory, Inc. are based on current expectations as of the date of the release. These forward-looking statements involve risks and uncertainties that could cause the results of The Leather Factory, Inc. to differ materially from management's current expectations. Many of these risks and uncertainties are detailed from time to time in TLF's reports filed with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and the most recent quarterly report on Form 10-Q.